Neuberger Berman ETF Trust®
Neuberger Berman Small-Mid Cap ETF

Supplement to the Prospectus of Neuberger Berman Small-Mid Cap ETF, dated March 5, 2024, as amended and restated on March 15, 2024, as may be further amended and restated

The following change applies to the Prospectus of Neuberger Berman Small-Mid Cap ETF:

Effective immediately, in the section entitled, “Appendix-Related Performance Information of Similar Account,” the table under the heading “AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/2023” is hereby deleted in its entirety and replaced with the following:

AVERAGE ANNUAL TOTAL % RETURNS AS OF  12/31/2023
Composite	Inception Date	Year to Date 12/31/2023	1 Year	3 Years	5 Years	10 Years	Since Inception of Composite
Composite (net of fees)	1/1/1994	15.71%	15.71%	3.42%	12.21%	9.08%	11.46%
Russell 2500TM Index		17.42%	17.42%	4.24%	11.67%	8.36%	9.96%

The date of this supplement is April 15, 2024.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com